Exhibit 99.4

                                                16:14 Wednesday, July 14, 2004 1

                             UPDATED POSITIONS JUNE
                            Portfolio Summary Report
                        Prepared by Goldman, Sachs & Co.

Pg   Pool Classification                                      Loans  Sched Balance  Gross WAC  Net WAC  Orig WA  ST WAM  Am WAM  Age
------------------------------------------------------------  -----  -------------  ---------  -------  -------  ------  ------  ---
0001 GSAA-2004-06, Full Documentation, IN POOL                  213    $43,617,119      5.631    5.368      360     358     357    2
0002 GSAA-2004-06, NID - No income disclosure, IN POOL            6     $1,408,057      5.653    5.390      360     358     358    2
0003 GSAA-2004-06, NID/NAD - No income or ass, IN POOL            3     $1,094,050      5.564    5.301      360     358       .    2
0004 GSAA-2004-06, NID/NED/NAD - No income, a, IN POOL           44    $10,560,254      5.862    5.599      360     358     357    2
0005 GSAA-2004-06, NIV - No income verif (Lim, IN POOL          591   $144,431,906      5.781    5.518      360     358     356    2
0006 GSAA-2004-06, NIV/NAV - No income or ass, IN POOL           63    $15,426,657      5.117    4.854      360     358     358    2
------------------------------------------------------------  -----  -------------  ---------  -------  -------  ------  ------  ---
*** TOTALS ***                                                  920   $216,538,042

Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:    UPDATED POSITIONS JUNE                 July 14, 2004 16:14 PAGE 0001
Deal        GSAA-2004-06
Document    Full Documentation
Pool        IN POOL

Loans   Sched Balance   Gross WAC   Net WAC   Orig WA   ST WAM   Am WAM   Age   OLTV
-----   -------------   ---------   -------   -------   ------   ------   ---   ----
  213     $43,617,119       5.631     5.368       360      358      357     2   78.5

Loans   Comb LTV   FICO     DTI   Margin   1st Cap   Per Cap   05/04 MTR   Maxrate
-----   --------   ----   -----   ------   -------   -------   ---------   -------
  213       88.1    708   34.13     2.75      5.00      1.00       47.97    11.180

Gross Rate            Sched Balance             Orig Term               St Term                St AM Term             Age
--------------------  ------------------------  ----------------------  ---------------------  ---------------------  ----------
4.00 - 4.249%   0.17  $25,001-$ 50,000    0.30  356 - 360 Mont  100.00  351 - 355 Mont   1.68  Other/Unknown   82.24    1  47.62
4.25 - 4.49%    1.67  $50,001-$ 75,000    2.38                          356 - 360 Mont  98.32  346 - 350 Mont   0.63    2  35.16
4.50 - 4.749%   2.85  $75,001-$100,000    5.45                                                 351 - 355 Mont   0.78    3  11.22
4.75 - 4.99%   11.53  $100,001-$120,000   6.83                                                 356 - 360 Mont  16.35    4   4.32
5.00 - 5.249%   6.32  $120,001-$140,000   8.45                                                                          5   0.44
5.25 - 5.49%   12.87  $140,001-$160,000   4.36                                                                          6   0.63
5.50 - 5.749%  20.62  $160,001-$180,000   5.53                                                                          7   0.61
5.75 - 5.99%   13.73  $180,001-$200,000   3.97
6.00 - 6.249%  10.93  $200,001-$250,000  10.22
6.25 - 6.49%   10.35  $250,001-$300,000   9.92
6.50 - 6.749%   6.20  $300,001-$350,000   5.91
6.75 - 6.99%    0.80  $350,001-$400,000   8.07
7.00 - 7.249%   1.42  $400,001-$450,000   5.90
7.25 - 7.49%    0.54  $450,001-$500,000   6.68
                      $500,001-$550,000   3.69
                      $550,001-$600,000   3.87
                      $600,001-$650,000   2.98
                      $750,001-$800,000   3.57
                      $800,001-$900,000   1.93

Geography                 Orig LTV                Comb LTV                 FICO               Product
-----------------------   ---------------------   ----------------------   ----------------   -----------------
California        43.97   60.01-65.00%     0.19   65.01-70.00%      6.67   620-649    10.97   10/1 Hyb     3.83
Georgia            7.74   65.01-70.00%     9.28   70.01-75.00%      6.67   650-699    34.80   3/1 Hybr    54.83
Arizona            5.20   70.01-75.00%     9.33   75.01-80.00%     14.85   700-749    31.99   5/1 Hybr    38.76
Florida            5.19   75.01-80.00%    78.11   80.01-85.00%      1.65   750-799    20.62   7/1 Hybr     2.58
North Carolina     4.73   80.01-85.00%     0.39   85.01-90.00%     27.88   800+        1.62
Oregon             3.09   85.01-90.00%     2.26   90.01-95.00%     38.76
New Jersey         3.08   90.01-95.00%     0.45   97.01-100.00%     3.53
Washington         2.97
Colorado           2.84
*More*            21.20

Geography                 Silent            Conform                   MI
-----------------------   ---------------   -----------------------   -------------------------------
California        43.97   N         28.92   CONFORMING        69.62   OLTV LE 80                96.90
Georgia            7.74   Y         71.08   NON CONFORMING    30.38   PMI MORTGAGE INSURANCE     1.34
Arizona            5.20                                               MGIC                       0.97
Florida            5.19                                               Radian Gua                 0.78
North Carolina     4.73
Oregon             3.09
New Jersey         3.08
Washington         2.97
Colorado           2.84
*More*            21.20

Property Type                 Purpose                   Occupancy                 Docs
---------------------------   -----------------------   -----------------------   -----------------------------------
SINGLE FAMILY DETA    44.45   PURCHASE          60.15   NON-OWNER         69.12   Full Documentation           100.00
2-4 FAMILY            23.05   RATE/TERM REFI    21.21   OWNER OCCUPIED    30.49
PUD DETACHED          13.42   CASHOUT REFI      18.64   SECOND HOME        0.39
CONDO                 10.43
SINGLE FAMILY ATT      6.45
PUD ATTACHED           2.20

Property Type                 Units            DTI
---------------------------   --------------   ---------------------
SINGLE FAMILY DETA    44.45       1    76.95   0.01-10.00%      0.17
2-4 FAMILY            23.05       2     7.76   10.01-20.00%     2.68
PUD DETACHED          13.42       3     4.04   20.01-30.00%    29.24
CONDO                 10.43       4    11.25   30.01-40.00%    46.09
SINGLE FAMILY ATT      6.45                    40.01-50.00%    21.82
PUD ATTACHED           2.20

Prepay Term            Self Employ            IO Flag            IO Term            Arm Index              Margins
--------------------   --------------------   ----------------   ----------------   --------------------   ----------------
          0    65.99   N              80.53   Y          82.24        36    48.62   6 Month Lib   100.00     2.750   100.00
         36    34.01   Y              19.47   N          17.76        60    27.69
                                                                       .    17.76
                                                                     120     3.35
                                                                      84     2.58



Prepay Term            1st Rate Cap            Per Rate Cap            Life Rate Cap
--------------------   ---------------------   ---------------------   ----------------------
          0    65.99           5.00   100.00           1.00   100.00    9.50- 9.99%      2.78
         36    34.01                                                   10.00-10.49%      7.51
                                                                       10.50-10.99%     28.29
                                                                       11.00-11.49%     27.06
                                                                       11.50-11.99%     22.42
                                                                       12.00-12.49%      9.48
                                                                       *More*            2.46

Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

-------  Project:       UPDATED POSITIONS JUNE     July 14, 2004 16:14 PAGE 0002
Goldman  Deal           GSAA-2004-06
Sachs    Document       NID - No income disclosure
         Pool           IN POOL
-------

Loans   Sched Balance   Gross WAC   Net WAC   Orig WA   ST WAM   Am WAM   Age   OLTV
-----   -------------   ---------   -------   -------   ------   ------   ---   ----
    6      $1,408,057       5.653     5.390       360      358      358     2   70.7

Loans   Comb LTV   FICO     DTI   Margin   1st Cap   Per Cap   05/04 MTR   Maxrate
-----   --------   ----   -----   ------   -------   -------   ---------   -------
    6       78.4    710       .     2.75      5.00      1.00       52.99    11.282

Gross Rate            Sched Balance             Orig Term               St Term                 St AM Term             Age
--------------------  ------------------------  ----------------------  ----------------------  ---------------------  ----------
4.75 - 4.99%   14.66   $25,001-$ 50,000   3.27  356 - 360 Mont  100.00  356 - 360 Mont  100.00  Other/Unknown   51.73    1  35.99
5.00 - 5.249%  13.83  $180,001-$200,000  13.83                                                  356 - 360 Mont  48.27    2  64.01
5.50 - 5.749%  34.44  $200,001-$250,000  29.57
5.75 - 5.99%   14.91  $250,001-$300,000  18.89
6.50 - 6.749%  18.89  $450,001-$500,000  34.44
6.75 - 6.99%    3.27

Geography                 Orig LTV                Comb LTV                 FICO               Product
-----------------------   ---------------------   ----------------------   ----------------   -----------------
Massachusetts     34.44   50.01-60.00%    13.83   50.01-60.00%     13.83   650-699    52.62   10/1 Hyb    14.91
Virginia          18.89   65.01-70.00%    33.55   70.01-75.00%     34.44   700-749    28.49   3/1 Hybr    62.93
Maryland          14.91   70.01-75.00%    34.44   75.01-80.00%     18.18   750-799    18.89   5/1 Hybr    18.89
Georgia           14.66   75.01-80.00%    18.18   85.01-90.00%     14.66                      7/1 Hybr     3.27
New Jersey        13.83                           90.01-95.00%     18.89
Florida            3.27

Geography                 Silent            Conform                   MI
-----------------------   ---------------   -----------------------   -------------------------------
Massachusetts     34.44   N         66.45   CONFORMING        65.56   OLTV LE 80               100.00
Virginia          18.89   Y         33.55   NON CONFORMING    34.44
Maryland          14.91
Georgia           14.66
New Jersey        13.83
Florida            3.27

Property Type                 Purpose                   Occupancy                 Docs
---------------------------   -----------------------   -----------------------   -----------------------------------
SINGLE FAMILY DETA    82.90   PURCHASE          65.56   OWNER OCCUPIED    86.17   NID - No income disclosure   100.00
CONDO                 17.10   CASHOUT REFI      34.44   NON-OWNER         13.83

Property Type                 Units            DTI
---------------------------   --------------   ---------------------
SINGLE FAMILY DETA    82.90       1   100.00   Missing        100.00
CONDO                 17.10

Prepay Term            Self Employ            IO Flag            IO Term            Arm Index              Margins
--------------------   --------------------   ----------------   ----------------   --------------------   ----------------
          0   100.00   N             100.00   Y          51.73         .    48.27   6 Month Lib   100.00     2.750   100.00
                                              N          48.27        60    18.89
                                                                     120    14.91
                                                                      36    14.66
                                                                      84     3.27

Prepay Term            1st Rate Cap            Per Rate Cap            Life Rate Cap
--------------------   ---------------------   ---------------------   ----------------------
          0   100.00        5.00      100.00        1.00      100.00   10.50-10.99%     29.57
                                                                       11.00-11.49%     13.83
                                                                       11.50-11.99%     56.60



Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

-------  Project:       UPDATED POSITIONS JUNE     July 14, 2004 16:14 PAGE 0003
Goldman  Deal           GSAA-2004-06
Sachs    Document       NID/NAD - No income or asset d
         Pool           IN POOL
-------

Loans   Sched Balance   Gross WAC   Net WAC   Orig WA   ST WAM   Am WAM   Age   OLTV
-----   -------------   ---------   -------   -------   ------   ------   ---   ----
    3      $1,094,050       5.564     5.301       360      358        .     2   75.2

Loans   Comb LTV   FICO     DTI   Margin   1st Cap   Per Cap   05/04 MTR   Maxrate
-----   --------   ----   -----   ------   -------   -------   ---------   -------
    3       75.2    669       .     2.75      5.00      1.00       82.37    10.564

Gross Rate            Sched Balance             Orig Term               St Term                 St AM Term             Age
--------------------  ------------------------  ----------------------  ----------------------  ---------------------  ----------
5.25 - 5.49%   68.70  $300,001-$350,000  31.30  356 - 360 Mont  100.00  356 - 360 Mont  100.00  Other/Unknown   100.00   1  36.52
6.00 - 6.249%  31.30  $350,001-$400,000  68.70                                                                           2  63.48

Geography                 Orig LTV                Comb LTV                 FICO               Product
-----------------------   ---------------------   ----------------------   ----------------   -----------------
Minnesota         36.52   60.01-65.00%    31.30   60.01-65.00%     31.30   620-649    31.30   7/1 Hybr   100.00
California        32.17   75.01-80.00%    68.70   75.01-80.00%     68.70   650-699    68.70
Texas             31.30

Geography                 Silent            Conform                   MI
-----------------------   ---------------   -----------------------   -------------------------------
Minnesota         36.52   N        100.00   NON CONFORMING   100.00   OLTV LE 80               100.00
California        32.17
Texas             31.30

Property Type                 Purpose                   Occupancy                 Docs
---------------------------   -----------------------   -----------------------   -----------------------------------
SINGLE FAMILY DETA    68.70   PURCHASE          68.70   OWNER OCCUPIED   100.00   NID/NAD - No income or ass   100.00
PUD DETACHED          31.30   RATE/TERM REFI    31.30

Property Type                 Units            DTI
---------------------------   --------------   ---------------------
SINGLE FAMILY DETA    68.70       1   100.00   Missing        100.00
PUD DETACHED          31.30

Prepay Term            Self Employ            IO Flag            IO Term            Arm Index              Margins
--------------------   --------------------   ----------------   ----------------   --------------------   ----------------
          0    68.70   Y              68.70   Y         100.00        84   100.00   6 Month Lib   100.00     2.750   100.00
         36    31.30   N              31.30

Prepay Term            1st Rate Cap            Per Rate Cap            Life Rate Cap
--------------------   ---------------------   ---------------------   ----------------------
          0    68.70       5.00       100.00       1.00       100.00   10.00-10.49%     68.70
         36    31.30                                                   11.00-11.49%     31.30

Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

-------  Project:       UPDATED POSITIONS JUNE     July 14, 2004 16:14 PAGE 0004
Goldman  Deal           GSAA-2004-06
Sachs    Document       NID/NED/NAD - No income, asset
         Pool           IN POOL
-------

Loans   Sched Balance   Gross WAC   Net WAC   Orig WA   ST WAM   Am WAM   Age   OLTV
-----   -------------   ---------   -------   -------   ------   ------   ---   ----
   44     $10,560,254       5.862     5.599       360      358      357     2   85.6

Loans   Comb LTV   FICO     DTI   Margin   1st Cap   Per Cap   05/04 MTR   Maxrate
-----   --------   ----   -----   ------   -------   -------   ---------   -------
   44       85.6    697       .     2.75      5.00      1.00       36.98    11.744

Gross Rate            Sched Balance             Orig Term               St Term                 St AM Term             Age
--------------------  ------------------------  ----------------------  ----------------------  ---------------------  ----------
4.75 - 4.99%    5.12   $75,001-$100,000   3.62  356 - 360 Mont  100.00  351 - 355 Mont    3.97  Other/Unknown   92.45    1  49.38
5.00 - 5.249%   5.91  $100,001-$120,000   3.26                          356 - 360 Mont   96.03  351 - 355 Mont   0.90    2  36.93
5.25 - 5.49%   12.86  $120,001-$140,000   7.27                                                  356 - 360 Mont   6.65    3   3.19
5.50 - 5.749%  23.34  $140,001-$160,000   4.22                                                                           4   6.53
5.75 - 5.99%    5.33  $160,001-$180,000   8.16                                                                           5   0.90
6.00 - 6.249%  26.17  $180,001-$200,000   5.44                                                                           7   3.08
6.50 - 6.749%   7.28  $200,001-$250,000  12.66
6.75 - 6.99%    9.45  $250,001-$300,000   2.66
7.00 - 7.249%   4.54  $300,001-$350,000  11.94
                      $350,001-$400,000  10.33
                      $450,001-$500,000   9.28
                      $500,001-$550,000   9.87
                      $550,001-$600,000   5.31
                      $600,001-$650,000   5.97

Geography                 Orig LTV                Comb LTV                 FICO               Product
-----------------------   ---------------------   ----------------------   ----------------   -----------------
California        29.47   75.01-80.00%    34.66   75.01-80.00%     34.66   620-649    16.12   3/1 Hybr    88.20
Florida           14.34   80.01-85.00%    11.52   80.01-85.00%     11.52   650-699    45.63   5/1 Hybr    11.80
South Carolina    10.25   85.01-90.00%    43.40   85.01-90.00%     43.40   700-749    18.44
Colorado           9.02   90.01-95.00%    10.42   90.01-95.00%     10.42   750-799    14.90
Arizona            6.20                                                        800+    4.90
Nevada             4.99
Washington         4.80
Oregon             4.54
Georgia            2.62
*More*            13.78

Geography                 Silent            Conform                   MI
-----------------------   ---------------   -----------------------   -------------------------------
California        29.47   N        100.00   CONFORMING        59.24   PMI MORTGAGE INSURANCE    49.23
Florida           14.34                     NON CONFORMING    40.76   OLTV LE 80                34.66
South Carolina    10.25                                               MGIC                      16.11
Colorado           9.02
Arizona            6.20
Nevada             4.99
Washington         4.80
Oregon             4.54
Georgia            2.62
*More*            13.78

Property Type                 Purpose                   Occupancy                 Docs
---------------------------   -----------------------   -----------------------   -----------------------------------
SINGLE FAMILY DETA    58.96   PURCHASE          50.02   OWNER OCCUPIED   100.00   NID/NED/NAD - No income, a   100.00
PUD DETACHED          23.93   CASHOUT REFI      42.55
CONDO                  6.79   RATE/TERM REFI     7.43
SINGLE FAMILY ATT      6.04
PUD ATTACHED           4.29

Property Type                 Units            DTI
---------------------------   --------------   ---------------------
SINGLE FAMILY DETA    58.96     1     100.00   Missing        100.00
PUD DETACHED          23.93
CONDO                  6.79
SINGLE FAMILY ATT      6.04
PUD ATTACHED           4.29

Prepay Term            Self Employ            IO Flag            IO Term            Arm Index              Margins
--------------------   --------------------   ----------------   ----------------   --------------------   ----------------
          0    69.06   N             100.00   Y          92.45        36    86.95   6 Month Lib   100.00     2.750   100.00
         36    30.94                          N           7.55         .     7.55
                                                                      60     5.50


Prepay Term            1st Rate Cap            Per Rate Cap            Life Rate Cap
--------------------   ---------------------   ---------------------   ----------------------
          0    69.06      5.00        100.00       1.00       100.00   10.50-10.99%      6.54
         36    30.94                                                   11.00-11.49%     22.89
                                                                       11.50-11.99%     33.50
                                                                       12.00-12.49%     22.05
                                                                       12.50-12.99%     10.49
                                                                       13.00-13.49%      4.54

Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

-------  Project:       UPDATED POSITIONS JUNE     July 14, 2004 16:14 PAGE 0005
Goldman  Deal           GSAA-2004-06
Sachs    Document       NIV - No income verif (Limited
         Pool           IN POOL
-------

Loans   Sched Balance   Gross WAC   Net WAC   Orig WA   ST WAM   Am WAM   Age   OLTV
-----   -------------   ---------   -------   -------   ------   ------   ---   ----
  591    $144,431,906       5.781     5.518       360      358      356     2   77.6

Loans   Comb LTV   FICO     DTI   Margin   1st Cap   Per Cap   05/04 MTR   Maxrate
-----   --------   ----   -----   ------   -------   -------   ---------   -------
  591       85.3    704   33.11     2.75      5.00      1.00       46.38    11.362

Gross Rate            Sched Balance             Orig Term               St Term                 St AM Term             Age
--------------------  ------------------------  ----------------------  ----------------------  ---------------------  ----------
4.00 - 4.249%   0.20   $25,001-$ 50,000   0.36  356 - 360 Mont  100.00  351 - 355 Mont    3.74  Other/Unknown   80.00    1  46.87
4.25 - 4.49%    1.08   $50,001-$ 75,000   1.89                          356 - 360 Mont   96.26  181 - 240 Mont   0.15    2  36.16
4.50 - 4.749%   1.93   $75,001-$100,000   3.30                                                  241 - 300 Mont   0.06    3   6.97
4.75 - 4.99%    6.73  $100,001-$120,000   3.19                                                  351 - 355 Mont   3.12    4   6.26
5.00 - 5.249%   4.31  $120,001-$140,000   4.40                                                  356 - 360 Mont  16.67    5   1.78
5.25 - 5.49%   14.24  $140,001-$160,000   4.36                                                                           6   0.56
5.50 - 5.749%  17.60  $160,001-$180,000   4.00                                                                           7   0.12
5.75 - 5.99%   19.90  $180,001-$200,000   4.11                                                                           9   1.29
6.00 - 6.249%   9.88  $200,001-$250,000   9.60
6.25 - 6.49%    8.14  $250,001-$300,000  10.86
6.50 - 6.749%   7.97  $300,001-$350,000  11.21
6.75 - 6.99%    3.76  $350,001-$400,000   6.50
7.00 - 7.249%   1.87  $400,001-$450,000   5.55
7.25 - 7.49%    1.12  $450,001-$500,000   7.38
7.50 - 7.749%   1.21  $500,001-$550,000   5.11
7.75 - 7.99%    0.07  $550,001-$600,000   4.39
                      $600,001-$650,000   4.39
                      $650,001-$700,000   2.88
                      $700,001-$750,000   0.51
                      $750,001-$800,000   1.63
                      $800,001-$900,000   2.35
                      $900,001-$1000,00   2.03

Geography                 Orig LTV                Comb LTV                 FICO               Product
-----------------------   ---------------------   ----------------------   ----------------   -----------------
California        49.30   0.01-50.00%      1.04    0.01-50.00%      0.91   600-619     0.11   10/1 Hyb     3.04
New York           4.59   50.01-60.00%     1.39   50.01-60.00%      1.10   620-649     9.44   3/1 Hybr    58.02
Washington         4.49   60.01-65.00%     2.97   60.01-65.00%      2.19   650-699    40.75   5/1 Hybr    37.38
Florida            4.47   65.01-70.00%     5.97   65.01-70.00%      4.85   700-749    30.09   7/1 Hybr     1.55
Illinois           4.32   70.01-75.00%    11.60   70.01-75.00%      6.05   750-799    18.41
Arizona            3.70   75.01-80.00%    73.35   75.01-80.00%     19.78       800+    1.20
Texas              3.09   80.01-85.00%     0.41   80.01-85.00%      3.25
Georgia            2.85   85.01-90.00%     2.12   85.01-90.00%     42.03
Colorado           2.79   90.01-95.00%     1.13   90.01-95.00%     17.51
*More*            20.41                           *More*            2.33

Geography                 Silent            Conform                   MI
-----------------------   ---------------   -----------------------   -------------------------------
California        49.30   N         36.85   CONFORMING        60.12   OLTV LE 80                96.33
New York           4.59   Y         63.15   NON CONFORMING    39.88   PMI MORTGAGE INSURANCE     2.24
Washington         4.49                                               Radian Gua                 1.20
Florida            4.47                                               MGIC                       0.15
Illinois           4.32                                               UGIC                       0.08
Arizona            3.70
Texas              3.09
Georgia            2.85
Colorado           2.79
*More*            20.41

Property Type                 Purpose                   Occupancy                 Docs
---------------------------   -----------------------   -----------------------   -----------------------------------
SINGLE FAMILY DETA    51.24   PURCHASE          60.21   NON-OWNER         49.21   NIV - No income verif (Lim   100.00
2-4 FAMILY            20.73   CASHOUT REFI      23.44   OWNER OCCUPIED    48.43
PUD DETACHED          13.31   RATE/TERM REFI    16.35   SECOND HOME        2.36
CONDO                 10.28
PUD ATTACHED           3.30
SINGLE FAMILY ATT      1.05
PUD                    0.10

Property Type                 Units            DTI
---------------------------   --------------   ---------------------
SINGLE FAMILY DETA    51.24       1    79.17   Missing          0.08
2-4 FAMILY            20.73       2     9.30   0.01-10.00%      0.73
PUD DETACHED          13.31       3     3.36   10.01-20.00%     4.19
CONDO                 10.28       4     8.17   20.01-30.00%    21.73
PUD ATTACHED           3.30                    30.01-40.00%    61.63
SINGLE FAMILY ATT      1.05                    40.01-50.00%    11.64
PUD                    0.10

Prepay Term            Self Employ            IO Flag            IO Term            Arm Index              Margins
--------------------   --------------------   ----------------   ----------------   --------------------   ----------------
          0    65.01   Y              50.68   Y          80.00        36    51.30   6 Month Lib   100.00     2.250     0.08
         36    34.99   N              49.32   N          20.00        60    24.70                            2.750    99.92
                                                                       .    20.00
                                                                     120     2.97
                                                                      84     1.03



Prepay Term            1st Rate Cap            Per Rate Cap            Life Rate Cap
--------------------   ---------------------   ---------------------   ----------------------
          0    65.01           5.00   100.00           1.00   100.00   9.50- 9.99%       0.92
         36    34.99                                                   10.00-10.49%      5.12
                                                                       10.50-10.99%     22.99
                                                                       11.00-11.49%     23.10
                                                                       11.50-11.99%     31.79
                                                                       12.00-12.49%     12.37
                                                                       *More*            3.71

Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

-------  Project:       UPDATED POSITIONS JUNE     July 14, 2004 16:14 PAGE 0006
Goldman  Deal           GSAA-2004-06
Sachs    Document       NIV/NAV - No income or asset v
         Pool           IN POOL
-------

Loans   Sched Balance   Gross WAC   Net WAC   Orig WA   ST WAM   Am WAM   Age   OLTV
-----   -------------   ---------   -------   -------   ------   ------   ---   ----
   63     $15,426,657       5.117     4.854       360      358      358     2   83.8

Loans   Comb LTV   FICO     DTI   Margin   1st Cap   Per Cap   05/04 MTR   Maxrate
-----   --------   ----   -----   ------   -------   -------   ---------   -------
   63       85.2    731   34.97     2.75      5.00      1.00       55.54    10.229

Gross Rate            Sched Balance             Orig Term               St Term                 St AM Term             Age
--------------------  ------------------------  ----------------------  ----------------------  ---------------------  ----------
4.00 - 4.249%   1.93  $50,001-$ 75,000    0.45  356 - 360 Mont  100.00  356 - 360 Mont  100.00  Other/Unknown   44.06    1  41.69
4.25 - 4.49%    4.38  $75,001-$100,000    1.20                                                  351 - 355 Mont   0.84    2  43.18
4.50 - 4.749%   8.17  $100,001-$120,000   1.49                                                  356 - 360 Mont  55.10    3  11.54
4.75 - 4.99%   17.43  $120,001-$140,000   2.53                                                                           4   3.59
5.00 - 5.249%  31.64  $140,001-$160,000   7.87
5.25 - 5.49%   15.29  $160,001-$180,000   5.59
5.50 - 5.749%   8.88  $180,001-$200,000   5.92
5.75 - 5.99%    6.41  $200,001-$250,000  12.80
6.00 - 6.249%   5.87  $250,001-$300,000  21.29
                      $300,001-$350,000  12.23
                      $350,001-$400,000   9.68
                      $400,001-$450,000   5.50
                      $450,001-$500,000   6.21
                      $500,001-$550,000   3.27
                      $600,001-$650,000   3.98

Geography                 Orig LTV                Comb LTV                 FICO               Product
-----------------------   ---------------------   ----------------------   ----------------   -----------------
California        28.30   0.01-50.00%      1.97   0.01-50.00%       1.97   650-699    24.39   3/1 Hybr    11.23
New Jersey        10.91   50.01-60.00%     4.28   50.01-60.00%      4.28   700-749    45.57   5/1 Hybr    88.77
Florida            8.63   60.01-65.00%     5.18   60.01-65.00%      1.94   750-799    27.95
Massachusetts      6.19   65.01-70.00%     3.69   65.01-70.00%      1.99   800+        2.09
Texas              6.17   70.01-75.00%     4.55   70.01-75.00%      4.55
Maryland           5.42   75.01-80.00%    21.15   75.01-80.00%     20.32
Washington         4.12   80.01-85.00%     3.48   80.01-85.00%      3.48
Pennsylvania       4.06   85.01-90.00%    19.86   85.01-90.00%     23.49
Virginia           3.53   90.01-95.00%    35.84   90.01-95.00%     37.97
*More*            22.67

Geography                 Silent            Conform                   MI
-----------------------   ---------------   -----------------------   -------------------------------
California        28.30   N         89.31   CONFORMING        71.36   OLTV LE 80                40.81
New Jersey        10.91   Y         10.69   NON CONFORMING    28.64   Radian Gua                30.64
Florida            8.63                                               MGIC                      25.28
Massachusetts      6.19                                               PMI MORTGAGE INSURANCE     3.27
Texas              6.17
Maryland           5.42
Washington         4.12
Pennsylvania       4.06
Virginia           3.53
*More*            22.67

Property Type                 Purpose                   Occupancy                 Docs
---------------------------   -----------------------   -----------------------   -----------------------------------
SINGLE FAMILY DETA    69.45   PURCHASE          71.55   OWNER OCCUPIED   100.00   NIV/NAV - No income or ass   100.00
PUD DETACHED          19.52   RATE/TERM REFI    22.09
CONDO                  4.59   CASHOUT REFI       6.37
PUD ATTACHED           2.88
2-4 FAMILY             2.57
SINGLE FAMILY ATT      0.99

Property Type                Units            DTI
---------------------------  --------------   ---------------------
SINGLE FAMILY DETA    69.45      1    97.43   0.01-10.00%      0.45
PUD DETACHED          19.52      2     2.57   10.01-20.00%     7.18
CONDO                  4.59                   20.01-30.00%    15.53
PUD ATTACHED           2.88                   30.01-40.00%    53.71
2-4 FAMILY             2.57                   40.01-50.00%    23.14
SINGLE FAMILY ATT      0.99

Prepay Term            Self Employ            IO Flag            IO Term            Arm Index              Margins
--------------------   --------------------   ----------------   ----------------   --------------------   ----------------
          0    86.71   N              64.07   N          55.94         .    55.94   6 Month Lib   100.00     2.750   100.00
         36    11.63   Y              35.93   Y          44.06        60    39.80
         42     1.66                                                  36     4.26




Prepay Term            1st Rate Cap            Per Rate Cap            Life Rate Cap
--------------------   ---------------------   ---------------------   ----------------------
          0    86.71           5.00   100.00           1.00   100.00   9.00- 9.49%       3.33
         36    11.63                                                   9.50- 9.99%      25.60
         42     1.66                                                   10.00-10.49%     45.65
                                                                       10.50-10.99%     15.30
                                                                       11.00-11.49%      6.15
                                                                       12.00-12.49%      3.98

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